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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported) December 27, 2007

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

           Nevada                        000-51859                98-0372780
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

On December 27, 2007, Electronic Sensor Technology, Inc. (the "Company") entered into a First Amendment Agreement (the "Agreement") with Midsummer Investment, Ltd. ("Midsummer") and Islandia L.P. ("Islandia"), which provides for certain amendments to the debentures issued to Midsummer and Islandia on December 7, 2005 and under the related Securities Purchase Agreement, Registration Rights Agreement, and Forbearance and Amendment Agreement, the terms of which are described in the Registration Statement numbers 333-130900 and 333-138977, effective November 11, 2006 and December 21, 2006, respectively, as amended and supplemented. Pursuant to the Agreement, Midsummer and Islandia have agreed to extend the initial principal payment date on the convertible debentures from January 1, 2008 to April 1, 2008. A new redemption schedule is attached as
Schedule 1 to the Agreement.

A copy of the press release issued on December 27, 2007 announcing the extension of the principal payment date to April 1, 2008 is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.   Description
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10.1          First Amendment Agreement dated December 27, 2007, among the
              Company, Midsummer and Islandia.

99.1          Press Release dated December 27, 2007.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: January 14, 2008                     By: /s/ Philip Yee
                                               ---------------------------------
                                           Name:  Philip Yee
                                           Title: Secretary, Treasurer and Chief
                                                  Financial Officer